UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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THORNBURG INVESTMENT TRUST

(Name of Registrant as Specified in Charter)

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Proxy Statement

August 11, 2023

Important Voting Information Inside

THORNBURG INVESTMENT TRUST

Thornburg Global Opportunities Fund

Thornburg International Equity Fund

Thornburg Better World International Fund

Thornburg International Growth Fund

Thornburg Developing World Fund

Thornburg Small/Mid Cap Core Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Summit Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg Capital Management Fund

Thornburg Municipal Managed Account Fund

THORNBURG INVESTMENT TRUST

2300 N. Ridgetop Road

Santa Fe, New Mexico 87506

August 11, 2023

Dear Shareholder:

We are asking you to vote at a special meeting of the shareholders of Thornburg Investment Trust (the “Trust”) on October 2, 2023, on a proposal to elect four nominees to the Trust’s Board of Trustees. The Trust’s Board of Trustees, including all of the independent Trustees, unanimously approved and recommend that you vote FOR the proposal. We encourage you to spend a few minutes reviewing the proxy materials on the following pages, which describe the proposal in more detail. We also urge you to promptly complete and return the enclosed proxy card so that we may receive your vote. Prompt return of proxy cards permits the Trust to avoid the cost of additional mailings to shareholders. Our proxy solicitor, Morrow Sodali Fund Solutions, may contact you if we have not received your vote. Your vote is extremely important, no matter how large or small your Fund holdings.

How to vote:

Please vote by one of the following methods:

-	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

-	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Follow the recorded instructions and have your control number from the proxy card available.

-	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Follow the instructions on the website and have your control number from the proxy card available.

Questions?

If you have proxy questions or need assistance in casting your vote, please contact Morrow Sodali Fund Solutions at 1-888-291-9712. Thank you for taking the time to vote on this proposal and for investing with us.

Sincerely,

Garrett Thornburg

Chairman of Trustees

THORNBURG INVESTMENT TRUST

Thornburg Global Opportunities Fund

Thornburg International Equity Fund

Thornburg Better World International Fund

Thornburg International Growth Fund

Thornburg Developing World Fund

Thornburg Small/Mid Cap Core Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Summit Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg Capital Management Fund

Thornburg Municipal Managed Account Fund

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the proxy materials (the “Proxy Statement”), you will find a brief overview of the proposal below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.

Questions and Answers

Q. What am I being asked to vote on?

A. Shareholders of each of the Funds listed above are being asked to approve the election of four nominated Trustees (each a “Nominee” and collectively the “Nominees”) to the Board of Trustees of the Thornburg Investment Trust (the “Trust”).

Q. When will the special meeting be held? Who can vote?

A. The special meeting (the “Meeting”) will be held on October 2, 2023 at 10:00 a.m. Mountain Time at the offices of Thornburg Investment Management, Inc., 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Please note, the Meeting is being held solely for the purpose of voting for the election of directors. No presentations about the Funds listed above are planned. If you owned shares of one of the Funds at the close of business on August 3, 2023, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally. If you plan to attend the Meeting, please call 1-800-847-0200.

Q. Why am I being asked to elect the Nominees to the Board?

A. Under the Investment Company Act of 1940, as amended, the Board of Trustees of the Trust (the “Board”) is allowed to appoint new Board members to fill vacancies so long as immediately after such appointment, at least two- thirds of the directors have been elected by shareholders. Five of the eight current Trustees of the Trust have been elected by shareholders. Three Trustees that have not been elected by shareholders were previously appointed by the Board. At this time if a Trustee previously elected by shareholders were to leave the Board, the Board would be unable to fill the vacancy without a shareholder vote.

Q. Who are the Nominees for election to the Board of Trustees?

A. Shareholders are being asked to elect Elizabeth D. Black, Sally Corning, David L. Gardner and Patrick J. Talamantes (collectively, the “Nominees”) each as Independent Trustees of the Trust. You are being asked to elect Elizabeth D. Black as an Independent Trustee, who was previously selected and approved to be an advisory member of the Board but is not an Independent Trustee. You are also being asked to elect Sally Corning, David L. Gardner and Patrick J. Talamantes, all of whom currently serve on the Board as Independent Trustees but have not previously been elected by shareholders, so that the entire Board of Trustees will have been elected by shareholders.

Q. How does the Board recommend that I vote?

A. The Board, including all of the Independent Directors who comprise a majority of the Board, unanimously recommend you vote FOR the proposal. For a discussion of the factors the Board considered in approving the proposal, see the accompanying materials.

Q. My holdings in the Funds are small, why should I vote?

A. Your vote makes a difference. If many shareholders do not vote their proxies, an Issuer may not receive enough votes to go forward with its Meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposal.

Q. Why are multiple proxy cards enclosed?

A. You will receive a proxy card for each of the Funds in which you are a shareholder. In addition, if you own shares of the same Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q. How do I cast my vote?

A. You may vote online, by phone, by mail or in person at the Meeting. To vote online, access the website listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears on the right-hand side on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. You also may vote in person at the Meeting on October 2, 2023. If you need more information or have any questions on how to cast your vote, call our proxy solicitor, Morrow Sodali Fund Solutions, at 1-888-291-9712.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

THORNBURG INVESTMENT TRUST

Thornburg Global Opportunities Fund

Thornburg International Equity Fund

Thornburg Better World International Fund

Thornburg International Growth Fund

Thornburg Developing World Fund

Thornburg Small/Mid Cap Core Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Summit Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg Capital Management Fund

Thornburg Municipal Managed Account Fund

2300 N. Ridgetop Road

Santa Fe, New Mexico 87506

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 2, 2023

To the Shareholders of Thornburg Investment Trust:

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) will be held at 10:00 a.m. Mountain time on October 2, 2023 at 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506 to consider the following proposal (the “Proposal”):

To elect four nominees to the Board of Trustees of the Trust.

Shareholders of record as of the close of business on August 3, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

The Board of Trustees of the Trust recommends THAT you vote FOR the Proposal.

All shareholders are invited to attend the Meeting. To avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone, or online. To vote by mail, please complete, date and sign the enclosed proxy card and mail it in the enclosed envelope. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by Internet, go to the website provided on your proxy card and follow the instructions, using your proxy card as a guide.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the Proposal without further notice other than by an announcement at the Meeting. All shares that are entitled to vote on the Proposal and that are present in person or by proxy at the Meeting will be able to vote on any adjournment of the Meeting, and any such adjournment will be approved if the votes cast in favor of adjournment exceed the votes cast opposing adjournment. The new meeting date for any adjourned Meeting shall be held within a reasonable time after the Meeting which was adjourned.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on October 2, 2023: this Notice, the attached Proxy Statement, and all related materials are available at https://proxyvotinginfo.com/p/thornburg.

By Order of the Board of Trustees of the Trust

Natasha Rippel, Secretary

August 11, 2023

PROXY STATEMENT OF

THORNBURG INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS

This proxy statement contains the information you should know before voting on the proposal summarized below.

INTRODUCTION

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Thornburg Investment Trust (the “Trust”). The Board is soliciting the proxies of shareholders of the Trust for use in connection with a special meeting of shareholders (the “Meeting”) that will be held at 10:00 a.m. Mountain time on October 2, 2023 at 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506, and at any adjournments thereof to a later date, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

The Notice, this Proxy Statement, and one or more proxy cards are being sent on or about August 18, 2023 to shareholders of record as of the close of business on August 3, 2023 (the “Record Date”).

The Trust currently has 23 series (each, a “Fund” and collectively the “Funds”). Each Fund other than the Thornburg Municipal Managed Account Fund has previously sent its annual report and semiannual report for the most recent annual and semiannual periods to its shareholders. Annual and semiannual reports are not currently available for and the Thornburg Municipal Managed Account Fund because that Fund only recently commenced investment operations. A copy of a Fund’s most recent annual and semiannual report may also be obtained without charge by visiting the Funds’ website at www.thornburg.com/resources/literature/mutual-funds/, by writing to the Funds’ distributor, Thornburg Securities Corporation, at 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506, or by calling 1-800-847-0200.

If you have any questions regarding this Proxy Statement, please contact our proxy solicitor, Morrow Sodali Fund Solutions, at 1-888-291-9712.

SUMMARY OF THE PROPOSAL

The purpose of the Meeting is to consider a proposal to elect four nominees to the Board, as described in more detail below (the “Proposal”). All classes of shares of all Funds of the Trust are entitled to vote on the Proposal. Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournments thereof.

The Board recommends that you vote FOR the Proposal.

PROPOSAL: ELECTION OF TRUSTEES

Overview of the Proposal and Related Information

Under the Investment Company Act of 1940 (the “1940 Act”), the Board is allowed to appoint new Board members (each, a “Trustee”) to fill vacancies on the Board so long as, immediately after such appointment, at least two-thirds of the Trustees on the Board have been elected by shareholders. Currently, five of the Board’s eight Trustees have been elected by shareholders: Susan H. Dubin, Brian J. McMahon, Garrett Thornburg, Owen D. Van Essen and James W. Weyhrauch. The other three Trustees, Sally Corning, David L. Gardner and Patrick J. Talamantes, were previously appointed by the Board but have not been elected by the shareholders. Were the Board to appoint another Trustee, it would cause less than two-thirds of the Board to be comprised of Trustees who were elected by the shareholders and would, therefore, be a violation of the 1940 Act.

One Trustee is scheduled to retire from the Board in December 2024. In anticipation of that scheduled retirement, the Board determined to identify and consider new candidates to stand for shareholder election to the Board. After an extensive process involving the evaluation of several potential candidates, the members of the Board’s Governance and Nominating Committee who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), determined on May 16, 2023 to select and nominate Elizabeth D. Black to stand for election as a Trustee.1 At the same time, those members of the Governance and Nominating Committee who are Independent Trustees determined that, in order to provide the Board with flexibility to fill future vacancies in the Board without incurring the expense of holding shareholder meetings, it would be in the best interests of shareholders to nominate to stand for election the three current Trustees who have not previously been elected by the shareholders: Sally Corning, David L. Gardner and Patrick J. Talamantes. On May 16, 2023, the Independent Trustees approved the nomination of Ms. Black, Ms. Corning, Mr. Gardner, and Mr. Talamantes to stand for election at the Meeting, and on May 17, 2023 the full Board concurred in those nominations. Hereafter, Ms. Black, Ms. Corning, Mr. Gardner and Mr. Talamantes are referred to individually as a “Nominee” and together as the “Nominees.”

1 Ms. Black was previously selected and approved to be an advisory member of the Board, a position which she currently holds. In that capacity, Ms. Black is invited to attend meetings of the Board and its committees and to participate in discussions at and relating to those meetings, but she is not entitled to vote on any matters which come before the Board or its committees. The appointment of Ms. Black to this advisory role did not require a shareholder vote.

It is proposed that the shareholders of the Trust approve the Nominees, and each Nominee has consented to serve (or, in the case of Ms. Corning, Mr. Gardner, and Mr. Talamantes, to continue to serve) as a Trustee if elected. If approved by the shareholders, Ms. Black is expected to join the Board on October 2, 2023, or as soon thereafter as practicable, and Ms. Corning, Mr. Gardner and Mr. Talamantes would continue in their current capacity as Trustees. If elected, each Nominee will serve until his or her death, retirement, resignation or removal from office, or until such time as his or her retirement is mandated by any retirement policy of the Board.2

In the unanticipated event that any Nominee should be unable to serve as Trustee, persons named as proxies will vote in their discretion at the Meeting for such other nominee as the Independent Trustees may recommend.

Further information regarding each Nominee and each currently elected Trustee, including a summary of the experience and qualifications that led to the conclusion that he or she should serve as Trustee, is provided below.

Information Regarding the Nominees and Each Currently Elected Trustee

The following table sets forth, for each Nominee and each currently elected Trustee, his or her position(s) with the Trust, age, principal occupation during at least the past five years, and any other board memberships held during at least the past five years. None of the Nominees are “interested persons” of the Trust, as that term is defined in the 1940 Act, and accordingly the information about the Nominees has been presented in the table below alongside the other Independent Trustees of the Trust, under the heading “Independent Trustees and Nominees.” In contrast, Brian J. McMahon and Garrett Thornburg, two of the currently elected Trustees of the Trust, are “interested persons” of the Trust. Mr. McMahon is considered an “interested person” because he is a director and the chief investment strategist of Thornburg Investment Management, Inc., the Trust’s investment advisor (“TIM”). Mr. Thornburg is considered an “interested person” because he is a director and controlling shareholder of TIM. Information about Mr. McMahon and Mr. Thornburg appears in the table below under the heading “Interested Trustees.”

Each of the currently elected Trustees of the Trust serves, and each of the Nominees would serve or would continue to serve, as Trustee of each of the 23 Funds of the Trust. The address for all Trustees and Nominees is 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506.

2 Under the Trust’s current Bylaws, each Independent Trustee shall retire from the Board by the end of the calendar year in which they reach the age of 75 years.

Independent Trustees and Nominees

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past Five Years

Elizabeth (Lisa) D. Black, 64	Advisory Trustee	Advisory Trustee since 2023	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
Sally Corning, 62	Trustee, Member of Audit Committee and Governance and Nominating Committee	Trustee since 2012	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 74	Trustee, Member of Audit Committee and Operations Risk Oversight Committee	Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 60	Trustee, Chair of Governance & Nominating Committee, and Member of Operations Risk Oversight Committee	Trustee since 2015	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59	Trustee, Chair of Audit Committee	Trustee since 2019	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past Five Years

Owen D. Van Essen, 69	Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	Trustee since 2004	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 64	Trustee, Chair of Operations Risk Oversight Committee and Member of Audit Committee	Trustee since 1996

Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).

None
Interested Trustees
Brian J. McMahon, 68	Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee	Trustee since 2001

Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None
Garrett Thornburg, 77	Chairman of Trustees	Trustee since 1984

Chairman and controlling shareholder of Thornburg Investment Management,  Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer);  Chairman of the Thornburg Foundation (nonprofit).

None

Qualifications of the Nominees and each Currently Elected Trustee

The following disclosure is intended to provide additional information about the particular experiences, qualifications, attributes and skills of each Nominee and each currently elected Trustee of the Trust. The Trustees believe that each Nominee and each currently elected Trustee is qualified to serve on the Board in view of: (i) the particular experiences, qualifications, attributes and skills of that Nominee or Trustee, as summarized below and in the table above, and (ii) the actual service and commitment of each Nominee and each currently elected Trustee during his or her tenure with the Trust as a Trustee or an Advisory Trustee, as applicable, including the demonstrated ability of each such person to exercise effective business judgment in the performance of his or her duties for the Trust.

Nominees and Independent Trustees

Elizabeth (Lisa) D. Black, Advisory Trustee since 2023. Lisa Black is a retired executive and Chartered Financial Analyst with over 30 years in the investment management industry. Ms. Black brings extensive investment strategy and risk management experience having overseen fixed income assets as well as launching and managing mutual funds at TIAA-CREF and Nuveen, a wholly owned subsidiary of TIAA, one of the world's largest asset managers. Ms. Black has served on the boards of private and nonprofit organizations, including TIAA Life Company and University Liggett School, and is a current member of the board and chair of the audit & risk committee of Smith College. Ms. Black holds a bachelor’s degree in Economics from Smith College and an MBA from the University of Michigan Ross School of Business.

Sally Corning, Trustee since 2012, member of Audit Committee and member of Governance & Nominating Committee. Sally Corning is a founding partner of Santa Fe, New Mexico based private equity firm, Sun Mountain Capital. Prior to forming Sun Mountain, Ms. Corning spent 15 years working in private equity and investment banking for Credit Suisse, Morgan Stanley and Dean Witter Reynolds. In addition to sitting on the corporate boards of certain of the private portfolio companies that Sun Mountain Capital has invested in, Ms. Corning has served on the boards of several nonprofit organizations, including the Santa Fe Preparatory School, the Santa Fe Community Foundation, the Santa Fe Mountain Center, and the Westside YMCA in New York City, and is a current member of the board and the finance committee of Excellent Schools New Mexico. Ms. Corning holds a bachelor’s degree in Finance from Georgetown University and an MBA from Columbia University’s Graduate School of Business.

Susan H. Dubin, Trustee since 2004, member of Audit Committee and Operations Risk Oversight Committee. Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the MICDS (Mary Institute and St. Louis Country Day School) in St. Louis, Missouri, the Battery Dance Company in New York City, and the National Dance Institute – New Mexico, Inc. She received her BA from Briarcliff College.

David L. Gardner, Trustee since 2015, Chair of Governance & Nominating Committee and member of Operations Risk Oversight Committee. David Gardner is a retired executive from the global asset management industry, most notably as an original team member of iShares ETFs. Mr. Gardner has over 25 years of experience in the global asset management industry and has worked extensively in the US, Asia and Europe. Prior to joining iShares Mr. Gardner worked for US based asset management firms in distribution management capacities. Mr. Gardner holds a BA in Economics from Eastern Illinois University and a CIMA Certification from Wharton School and Investment Management Consultants Associations.

Patrick J. Talamantes, Trustee since 2019, Chair of Audit Committee. Patrick Talamantes is President of Talamantes Strategies, a management consulting firm. Mr. Talamantes is a former executive from the news and media industry, most recently having served as Chief Executive Officer, and prior to that Chief Financial Officer, of The McClatchy Company, a publicly traded local news organization in various local markets across the U.S. Mr. Talamantes has over 30 years of experience in corporate finance and banking, having served as Chief Financial Officer of Sinclair Broadcast Group, Inc., Treasurer of River City Broadcasting, LP, and Vice President of Chemical Banking Corporation. Mr. Talamantes has board experience through his service on the boards of various McClatchy investees. He has also served as a past chair of the Greater Sacramento Economic Council, a private-public partnership led by area CEOs to develop an advanced economy. In addition, Mr. Talamantes serves on the board of Recruitology, an HR technology startup in the recruitment space, and serves on the board of the Breakthrough Collaborative, a non-profit that seeks to improve education equity in 24 cities across the U.S. Mr. Talamantes has also been a director of The Associated Press and the News Media Alliance. Mr. Talamantes received his A.B. in Economics from Stanford University and his MBA from The Wharton School of the University of Pennsylvania.

Owen D. Van Essen, Trustee since 2004, Lead Independent Trustee and member of Audit and Governance & Nominating Committees. Owen Van Essen is the president of Dirks, Van Essen & April LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

Interested Trustees

Brian J. McMahon, Trustee since 2001, member of Governance & Nominating Committee and Operations Risk Oversight Committee. Brian McMahon is the vice chairman of Thornburg Investment Trust and a managing director, and the chief investment officer of Thornburg Investment Management, Inc. Mr. McMahon serves as Vice Chairman of the Board of Directors of Thornburg Investment Management, Inc. Joining Thornburg in1984, Mr. McMahon participated in organizing and managing the Fund of the Trust, served as Thornburg’s president from 1997 until 2016, as its chief executive officer from 2008 until 2016, as its chief; investment officer from 2016 until 2019, and, as chief investment strategist, he currently serves as a key voice for the investment team and Thornburg clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

Garrett Thornburg, Chairman of Trustees since 1984. Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, and Thornburg Investment Trust in 1984. Mr. Thornburg serves as Chairman of the Board of Directors of Thornburg Investment Management, Inc. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm’s public finance department. He also was chief financial officer of New York State’s Urban Development Corporation, and served as financial advisor to the State of New Mexico’s Board of Finance. He is a member of the Board of Governors of the Investment Company Institute and serves on the Board of Directors of the New Mexico School for the Arts – Art Institute. He is also the Chairman of the Thornburg Foundation, and former recipient of the Philanthropist of the Year award from the Journal Santa Fe. He is a former board member of the National Dance Institute of New Mexico, the Santa Fe Institute and the Santa Fe Community Foundation. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Trustee and Nominee Ownership of Fund Shares

Exhibit A to this Proxy Statement shows, as of June 30, 2023, the dollar range of equity securities that each Trustee and Nominee beneficially owned in each of the Funds of the Trust, and in aggregate among all Funds of the Trust and any other registered investment companies for which TIM serves as investment advisor.

Beneficial Ownership of Affiliates by Trustees and Nominees

As of June 30, 2023, no Independent Trustee, Nominee or immediate family members of any Independent Trustee or Nominee beneficially owned shares of TIM, the principal underwriter of the Trust, or any other person directly or indirectly controlling, controlled by or under common control with TIM or the principal underwriter.

Sales of Shares of Affiliates by Trustees and Nominees

Since the beginning of the Trust’s most recently completed fiscal year, none of the Independent Trustees or Nominees has purchased or sold any shares of TIM or any other person directly or indirectly controlling, controlled by or under common control with TIM or the principal underwriter. Over that same time period, one of the non-Independent Trustees sold a portion of his shares of TIM. TIM was the purchaser of the shares in that transaction, and the consideration paid was approximately $6.7 million

Legal Proceedings

There are currently no pending material legal proceedings to which any Trustee or Nominee or affiliated person of such Trustee or Nominee is a party adverse to the Trust or any of the Trust’s affiliated persons, or has a material interest adverse to the Trust or any of the Trust’s affiliated persons.

ADDITIONAL INFORMATION ABOUT THE BOARD OF TRUSTEES

Structure and Responsibilities of the Board

The Board of Trustees is currently comprised of eight Trustees, two of whom are “interested persons” of the Trust, as that term defined in the 1940 Act, and six of whom are not interested persons of the Fund. Garrett Thornburg currently serves as chair of the Board and Owen Van Essen currently serves as the lead Independent Trustee. The lead Independent Trustee is a spokesman for and leader of the Independent Trustees, and in that role the lead Independent Trustee performs a variety of functions, including: presiding at all sessions of the Independent Trustees and, in consultation with legal counsel, preparing the agenda for each session of Independent Trustees and coordinating and directing the preparation and delivery of materials and presentations appropriate for each session; in consultation with the Trust’s chair, president, fund accounting and legal counsel, preparing the draft agenda for each general meeting of Trustees; acting as a liaison between the Independent Trustees and senior management of TIM respecting communications on certain topics; coordinating with and directing legal counsel in the acquisition, preparation and development of information for review and consideration of continuation of contracts with TIM and its affiliates; and performing such other functions as the Independent Trustees may request from time to time.

In addition to the eight members of the Board of Trustees, Lisa Black currently serves as an Advisory Trustee of the Trust, in which capacity she is invited to attend meetings of the Board and its committees and to participate in discussions at and relating to those meetings, but she is not entitled to vote on any matters which come before the Board or its committees.

The Trustees have established three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Operations Risk Oversight Committee, each of which is discussed in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees may form other committees when deemed appropriate.

The Trustees review the leadership structure of the Board and the performance of the Trustees on an annual basis. The Trustees currently believe that the leadership structure of the Board is appropriate, in light of the characteristics of the Trust and the Funds, to enable the Trustees to oversee the Trust and its service providers. The Trustees have considered the number of Funds in the Trust, and the similarities and differences among the investment objectives and strategies of those Funds, and have determined that the Board contains a sufficient number of Trustees, and a sufficient percentage of Independent Trustees, to discharge the Trustees’ oversight function. The Trustees believe that Mr. Thornburg’s long tenure as a Trustee of the Trust, his ongoing association with TIM and the fact that that association allows Mr. Thornburg to interact routinely with members of TIM’s staff, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Thornburg to serve as an effective chair of the Board. The Trustees believe that Mr. Van Essen’s long tenure as a Trustee of the Trust, his business and other professional experience, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Van Essen to serve as an effective lead Independent Trustee. The Trustees also believe that the scope of each committee’s activities and the composition of each committee is currently appropriate, and that the committee structure allows the Trustees to allocate responsibility for various topics among the board and its committees in a manner which facilitates the oversight of the Trust and its service providers.

The Trustees are responsible for the general supervision of the Trust, including the supervision of TIM, which provides day-to-day management of the Trust under the terms of an investment advisory agreement and an administrative services agreement. As part of their annual review of the leadership structure of the Board, described above, the Trustees consider whether the structure of the Board and its committees continues to permit the Trustees to effectively exercise their oversight function. In that regard, the Trustees typically consider, among other factors: the number of Trustees and each Trustee’s qualifications, experience and skills; the frequency with which the Trustees and their committees confer with representatives of TIM and the Trust’s other service providers; the number of Funds and the ability of the Trustees to devote sufficient time and attention to matters specific to the Fund; the role of the Fund’s chief compliance officer and the opportunity for the Trustees to interact with the chief compliance officer; and the composition of each committee of the Trustees and the scope of the responsibilities delegated to those committees.

Risk Oversight by the Board

The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks. On a day-to-day basis, risk management is the responsibility of TIM and the Trust’s other service providers. Risk oversight also comprises part of the Trustees’ general oversight function. The Trustees and their committees seek to monitor risks to the Trust by meeting no less frequently than quarterly (and in practice, more often) with senior officers of the Trust, members of the Funds’ portfolio management teams, the Trust’s chief compliance officer and the Trust’s legal counsel, and by receiving periodic reports from the Trust’s independent registered public accounting firm and other service providers to the Trust. The Trust’s Operations Risk Oversight Committee assists the Trustees in reviewing and evaluating the identification, analysis and management of operations risk by TIM and other significant service providers to the Trust. The duties of the Operations Risk Oversight Committee are described in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees have also adopted various written policies and procedures designed to address particular risks to the Trust, including the detection and prevention of violations of federal securities laws. At least annually, the Trustees receive a report from the Trust’s chief compliance officer respecting the effectiveness of those policies and procedures. Notwithstanding the foregoing, the Trustees acknowledge that it is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate the occurrence or effects of certain risks on the Trust. Furthermore, some risks may simply be beyond the control of the Trust or their service providers. The Trustees may, at any time and in their sole discretion, change the manner in which they supervise risk.

Structure and Responsibilities of the Committees of the Board

The Board currently has three standing committees: an Audit Committee, a Governance and Nominating Committee and an Operations Risk Oversight Committee. The following is additional information about each such committee.

Audit Committee

The Audit Committee is currently comprised of five Independent Trustees: Patrick J. Talamantes (chair), Sally Corning, Susan H. Dubin, Owen Van Essen, and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will, among other functions: (i) evaluate the independence, performance and qualifications of the Trust’s independent accountants; (ii) receive and review reports from the independent accountants respecting the planning, scope and staffing of audits of the Funds’ financial statements, the accountants’ independence, the accountants’ internal quality control procedures, all accounting policies and procedures identified by the accountants as critical to the preparation of the Funds’ annual financial statements, all non-audit services provided by the auditors for the Funds, and any material issues in any peer review, governmental investigation, or otherwise respecting any audit conducted by the accountants; (iii) receive and review results of audits of the Funds’ financial statements with the independent accountants, including any deficiencies, uncorrected misstatements, or similar matters identified by the accountants during such an audit, any material alternative accounting treatments that the accountants discussed with the Funds’ management during the audit, and any disagreements between the accountants and management respecting financial reporting matters; (iv) perform the applicable duties imposed on a mutual fund’s governing board by the 1940 Act, and by regulations and guidance thereunder, with respect to oversight of portfolio pricing and valuation; (v) receive and review the Funds’ annual audited financial statements and semi-annual unaudited financial statements; (vi) receive and review communications from the Funds’ management, and at least annually from the independent accountants, respecting matters arising in connection with periodic certifications under Form N-CSR; (vii) receive and review complaints from any source regarding accounting, internal accounting controls, financial reporting or disclosure, and audit matters relating to the Trust; (viii) require the Trust’s legal counsel to report to the committee any matter which may have a significant effect on the Funds’ financial statements; (ix) receive and review any report made to the committee in accordance with any compliance policy or procedure subject to the oversight of the committee, and receive and review reports from the chief compliance officer on matters relating to the committee’s responsibilities; (x) receive and review reports from management’s mutual fund administration department to evaluate the functioning of that department; (xi) to the extent the Audit Committee determines that it may be necessary or appropriate to the functions of the committee, receive and review reports from representatives of other significant service providers to the Trust to evaluate the services delivered by those providers; and (xii) such other matters assigned by the Trustees to the committee. The Audit Committee is also responsible for the selection of the independent accountants that audit the Fund’s annual financial statements.

Governance and Nominating Committee

The Governance and Nominating Committee is currently comprised of four Trustees: David Gardner (chair), Brian J. McMahon, Sally Corning, and Owen D. Van Essen. Mr. Gardner, Ms. Corning and Mr. Van Essen are Independent Trustees. Mr. McMahon is not an Independent Trustee because he is a director and an officer of TIM, but he is prohibited from participating in the selection or nomination of individuals to serve as Independent Trustees of the Trust. The Governance and Nominating Committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will: (i) conduct evaluations of the performance of the Trustees and their committees in accordance with the Trust’s Corporate Governance Procedures and Guidelines (the “Governance Procedures”); (ii) select and nominate individuals for election as Trustees of the Trust who are not “interested persons” of the Trust as that term is defined in the 1940 Act; and (iii) perform the additional functions specified in the Governance Procedures and such other functions assigned by the Trustees to the committee from time to time.

In selecting and nominating individuals to serve as independent Trustees, the Governance and Nominating Committee places primary emphasis on these criteria: (i) judgment, character, expertise, skills and knowledge useful to the oversight of the Trust's business and activities; (ii) diversity of viewpoints, backgrounds, experiences and other characteristics; (iii) business, educational or other relevant experience; and (iv) the extent to which the interplay of a candidate's expertise, skills, knowledge and experience with that of other Trustees will comprise a board of Trustees that is effective, collegial and responsive to the needs of the Trust and its shareholders. Where there is a vacancy among the Trustees, the Nominating Committee receives and reviews information on potential nominees. To date, the Committee has been able to identify, and expects in the future to be able to identify, from its own resources (including recommendations from members of the Governance and Nominating Committee) qualified candidates for evaluation as potential nominees. The Trust has also paid a fee to a third party which identified a pool of potential qualified candidates and assisted the Governance and Nominating Committee in evaluating those candidates as potential nominees.

The Governance and Nominating Committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust’s Procedure for Shareholder Communications to Trustees. The Governance and Nominating Committee will evaluate candidates recommended by shareholders using the same criteria as other candidates identified to the Governance and Nominating Committee. In accordance with that Procedure for Shareholder Communications to Trustees, shareholders may recommend candidates to serve as Trustees by sending their recommendations to any one or more of the Trustees by United States Mail or courier delivery at the address of TIM.

Operations Risk Oversight Committee

The Operations Risk Oversight Committee is currently comprised of four Trustees: James W. Weyhrauch (chair), Susan H. Dubin, David L. Gardner, and Brian J. McMahon. Mr. Weyhrauch, Ms. Dubin and Mr. Gardner are Independent Trustees. As noted above, Mr. McMahon is not an Independent Trustee person because he is a director and an officer of TIM. The Operations

Risk Oversight Committee discharges its duties in accordance with an Operations Risk Oversight Committee Charter, which provides that the committee will: (i) receive and review, preliminary to its presentation to the Trustees, the annual report of the Trust’s chief compliance officer respecting the Trust’s compliance policies and procedures; (ii) receive and review reports from TIM respecting trade execution and the use of client commissions; (iii) receive and review reports from TIM respecting its administration of the investment advisor’s policy on voting proxies; (iv) receive and review reports from TIM respecting the Funds’ account service arrangements; (v) receive each report submitted by TIM or counsel which is required to be submitted to the committee by a policy or procedure of the Trust or TIM; (vi) receive and review reports submitted by the chief compliance officer or counsel with respect to any compliance policy or procedure subject to the oversight of the committee that relates to (A) any revision to such a policy or procedure identified by the chief compliance officer or counsel as potentially material, (B) any violation of such a policy or procedure identified as potentially material, and (C) any error or exception in the administration of such a policy or procedure identified as potentially material; (vii) receive and review reports submitted by TIM respecting the Trust’s transfer agent, firms providing shareholder services, custodians, records storage providers, business continuity and disaster recovery contractors, and other significant service providers to evaluate the services delivered by those providers; (viii) receive and review reports submitted by TIM respecting computer systems and software, electronic communications systems and other technological systems and developments pertaining to the operations of the Trust; (ix) receive and review any changes to contracts with the providers referenced in the preceding two items which are submitted to the committee for review, to the extent such changes would materially affect the scope of the services that those providers deliver to the Trust; (x) confer with TIM respecting liability insurance and fidelity bond coverage for the Trust and the Trustees, at the time of proposed renewals of those policies, and make recommendations respecting coverage to the Trustees; (xi) receive and review reports submitted by TIM relating to TIM’s committee and staff assigned to risk identification, analysis and management; (xii) receive and review reports submitted by TIM relating to liquidity, cybersecurity, derivatives transactions, and anti-money laundering compliance; and (xiii) such other matters assigned by the Trustees to the committee.

Board and Committee Meetings Held During Fiscal Year 2022

During the Trust’s most recent fiscal year ended September 30, 2022, the Board held four meetings. During that same fiscal year, the Audit Committee met four times, the Operations Risk Oversight Committee met three times, and the Governance and Nominating Committee met two times. Each Trustee attended at least 75% of the total number of Board meetings in that fiscal year and the total number of meetings held in that fiscal year by committees on which the Trustee served.

As a registered investment company, the Trust does not typically hold annual meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by Trustees.

Board Compensation

Each Independent Trustee receives compensation from the Trust for his or her service as a member of the Board. Any person serving as an Advisory Trustee also receives compensation from the Trust. Neither the Interested Trustees nor any officers of the Trust receive compensation from the Trust. None of the Trustees currently receive any pension or retirement benefits from the Trust.

The following table shows the amounts paid to each Independent Trustee by the Trust during the Trust’s most recent fiscal year ended September 30, 2022. No compensation is shown below for Lisa Black in her capacity as an Advisory Trustee because Ms. Black did not commence her service in that role until after the end of the Trust’s most recent fiscal year.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees

Independent Trustees
Sally Corning	$316,000	$0	$0	$316,000
Susan H. Dubin	$311,000	$0	$0	$311,000
David L. Gardner	$326,000	$0	$0	$326,000
Patrick J. Talamantes	$326,000	$0	$0	$326,000
Owen D. Van Essen	$354,750	$0	$0	$354,750
James W. Weyhrauch	$326,000	$0	$0	$326,000

Interested Trustees
Brian J. McMahon	$0	$0	$0	$0
Garrett Thornburg	$0	$0	$0	$0

ADDITIONAL INFORMATION ABOUT THE TRUST

Officers of the Trust

The following table presents certain information about the officers of the Trust. Each officer is an employee of TIM and none of the officers are employed by, or compensated by, the Trust, except that the Trust and TIM currently share equally in the compensation of the Trust’s chief compliance officer. None of the Trust’s officers receive any pension or retirement benefits from the Trust. Each officer is appointed annually by the Board and serves until the earlier of: (a) the date that the officer’s successor is chosen and qualified; (b) the date that the officer dies, resigns, is removed or becomes disqualified; or (c) for those officers who are not Trustees and are employees of TIM, the date that the officer ceases to be employed by TIM. The address for all officers of the Trust is 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Nimish Bhatt, 60	Chief Financial Officer	Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation (2018-2022); Senior Vice President (2004-2016), Chief Financial Officer (2011-2016, and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Jason Brady, 49	President	President since 2016	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.
Randy Dry, 49	Vice President	Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.
John Hackett, 57	Vice President	Vice President since 2020

Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).

Curtis Holloway, 55	Treasurer	Treasurer since 2019

Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.

Ben Kirby, 43	Vice President	Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Director since 2013, of Thornburg Investment Management, Inc.

Jeff Klingelhofer, 42	Vice President	Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.
Ponn Lithiluxa, 52	Assistant Treasurer	Assistant Treasurer since 2020; Vice President 2017-2020	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. from 2014-2017; Vice President, Citi Fund Services, Inc. from 2007-2014.
Christopher Luckham, 46	Assistant Treasurer	Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.
Natasha Rippel, 41	Secretary	Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.
Stephen Velie, 55	Chief Compliance Officer	Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.

Investment Advisor, Administrator, and Principal Underwriter

TIM serves as the Trust’s investment advisor and administrator. Thornburg Securities Corporation (“TSC”) serves as principal underwriter of the shares of the Trust’s Funds. The principal business address for TIM and TSC is 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506.

Independent Registered Public Accounting Firm

The Trust’s Board and Audit Committee have selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting for the Trust’s current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have an opportunity to make a statement if they desire to do so, and will be available should any matter arise requiring their presence.

Fees Paid to PwC

The table below shows the aggregate fees paid to PwC during each of the last two fiscal years of the Trust. Fees shown under the heading “Audit Fees” relate to professional services rendered by PwC for the audit of the Funds’ financial statements or services that are normally provided by PwC in connection with statutory or regulatory requirements. Fees shown under the heading “Audit-Related Fees” relate to assurance and related services rendered by PwC that are reasonably related to the audit or review of the Funds’ financial statements and that are not reflected under “Audit Fees.” Fees shown under the heading “Tax Fees” relate to professional services rendered by PwC for tax compliance, tax advice or tax planning, including amounts paid by the Funds in connection with filing foreign tax reclaims. Fees shown under the heading “All Other Fees” include amounts from out-of-pocket expenses incurred by PwC during the annual audit of the Funds’ financial statements.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2022	$782,000	$120,000	$410,878	$1,640

September 30, 2021	$861,506	$49,989	$783,915	$650

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee approves the engagement of PwC prior to PwC rendering any audit or non-audit services to the Trust, and the Audit Committee has not adopted any pre-approval policies or procedures relating to such services.

Auditor Services for Affiliates of the Trust

PwC performs no services for TIM, TSC, or any person controlling, controlled by, or under common control with TIM or TSC which provides ongoing services to the Trust.

Outstanding Shares of the Trust and Significant Shareholders

As noted above, only shareholders of record as of the close of business on the Record Date, August 3, 2023, are entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there was an aggregate of approximately 2,507,188,163.480 shares entitled to vote, constituting all of the outstanding voting securities of the Trust. Exhibit B to this Proxy Statement includes information about the approximate aggregate number of shares which were outstanding for each Fund of the Trust as of the Record Date.

Exhibit C to this Proxy Statement lists those persons who, as of the Record Date, owned of record or beneficially 5% or more of the outstanding shares entitled to vote on the Proposal.

ADDITIONAL INFORMATION ABOUT THE MEETING AND VOTING FOR THE PROPOSAL

Method of Proxy Solicitation and Expenses

It is anticipated that the solicitation of proxies for the Meeting will occur primarily by mail, online, or telephone. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to achieve accuracy and prevent fraud.

The cost of preparing, printing and mailing this Proxy Statement, the Notice, and the accompanying proxy card will be borne by the Trust, with the total costs to be allocated among the Funds of the Trust on the basis of each Fund’s relative net assets. The Trust has entered into a contract with Morrow Sodali Fund Solutions, pursuant to which Morrow Sodali Fund Solutions will provide certain project management, telephone solicitation and online and telephonic voting services, in addition to providing for the mailing of the Proxy Statement. The fees to be paid to Morrow Sodali Fund Solutions under the contract are estimated to be $97,298. In addition to solicitations by Morrow Sodali Fund Solutions, proxies may be solicited by officers of the Trust and TIM, and by their affiliates, employees and agents. Financial intermediaries may also solicit the proxy of the beneficial owners of the Funds’ shares, and in those cases, the Funds may reimburse those intermediaries for their reasonable expenses in forwarding proxy solicitation materials to such beneficial owners.

The expenses associated with this Proxy Statement and the related solicitation are anticipated to include the following: (a) expenses associated with the preparation of this Proxy Statement, including legal fees; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) solicitation, tabulation and related processing costs; and (d) other related administrative or operational costs. The Funds will pay all expenses associated with this Proxy Statement, which are estimated to be $1.35 million, including the fees to be paid to Morrow Sodali Fund Solutions.

Date, Time and Place of the Meeting

The Meeting will be held on October 2, 2023 at 10:00 a.m. Mountain time at the offices of TIM, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Shareholders are invited to attend the Meeting and vote in person. For directions to our office, please call 1-800-847-0200. Shareholders who cannot attend the Meeting in person are urged to vote using the telephone or online voting instructions that follow or by indicating voting instructions on the enclosed proxy card.

Use and Revocation of Proxies

Shareholders who execute proxies or provide voting instructions by telephone or the Internet have the power to revoke them at any time before a vote is taken by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust. In addition, although a shareholder will not revoke his or her proxy merely by attending the Meeting, a shareholder of record who is present at the Meeting may withdraw his or her proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given in a proxy, the persons named as proxies will vote the shares represented thereby “FOR” approval of the Proposal.

It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designed on such proxies.

Voting Rights, Quorum Requirements, and Votes Required for Approval of the Proposal

Each Nominee must be elected by a plurality of the shares of each Fund of the Trust voted in person or by proxy. Only shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment thereof. Such shareholders are entitled to one vote for each share in the Funds that they owned on the Record Date, and each fractional share owned by a shareholder on the Record Date shall be entitled to a proportional fractional vote.

A quorum of shareholders is necessary to hold the Meeting. The presence in person or by proxy of a majority of the shares of each of the Trust’s Funds entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum at the Meeting. “Broker non-votes” occur when a broker or nominee holding Fund shares in “street name” does not vote on a proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. However, because the Trust understands that a broker or nominee may exercise discretionary voting power with respect to the Proposal, and because there are no other proposals expected to come before the Meeting for which a broker or nominee would not have discretionary voting authority, the Trust does not anticipate that there will be any “broker non-votes” at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the Proposal without further notice other than by an announcement at the Meeting. All shares that are entitled to vote on the Proposal and that are present in person or by proxy at the Meeting will be able to vote on any adjournment of the Meeting, and any such adjournment will be approved if the votes cast in favor of adjournment exceed the votes cast opposing adjournment. The new meeting date for any adjourned Meeting shall be held within a reasonable time after the Meeting which was adjourned.

Proxy Statement Delivery

To reduce the amount of mail you receive from us, we are delivering a single copy of the Proxy Statement to investors who share an address, even if their accounts are registered under different names. On written or oral request, we will promptly deliver the Proxy Statement to an investor at a shared address at which we delivered a single copy of this Proxy Statement. You may obtain an additional copy of this Proxy Statement by writing to the following address: Thornburg Investment Management, Inc., 2300 Ridgetop Road, Santa Fe, New Mexico 87506, or by calling TIM at 1-800-847-0200. Investors at a shared address may change their current election regarding the number of copies of Fund documents delivered to their shared address by contacting TIM at 1-800-847-0200 or writing to TIM at the address noted in the previous sentence, or by contacting their financial professional.

Where to Find Additional Information

The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information with the U.S. Securities and Exchange Commission (the “SEC”). Reports, proxy statements and other information filed by the Trust on behalf of the Funds can be obtained by calling or writing TIM. Copies of such material can also be obtained at prescribed rates from the SEC or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Shareholder Proposals

The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust’s Secretary at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, or by e-mail to Operations@thornburg.com so that they are received within a reasonable time before any such meeting. Inclusion of any such proposal in a proxy statement will be determined in accordance with applicable federal and state law.

EXHIBIT A

Share Ownership of Trustees and Nominees

The following table shows the dollar range of equity securities that each Trustee and Nominee owned in each of the Funds of the Trust, and in aggregate among all Funds of the Trust and any other registered investment companies for which TIM serves as investment advisor.

Independent Trustees and Nominees

Name of Trustee or Nominee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies

Elizabeth (Lisa) D. Black	Thornburg Better World International Fund	$1 - $10,000	$1 - $10,000

Sally Corning	Thornburg Global Opportunities Fund	Over $100,000	Over $100,000
	Thornburg International Equity Fund	Over $100,000
	Thornburg Better World International Fund	Over $100,000
	Thornburg International Growth Fund	$50,001 - $100,000
	Thornburg Developing World Fund	Over $100,000
	Thornburg Small/Mid Cap Core Fund	Over $100,000
	Thornburg Small/Mid Cap Growth Fund	$50,001 - $100,000
	Thornburg Investment Income Builder Fund	$50,001 - $100,000
	Thornburg Summit Fund	Over $100,000
	Thornburg Limited Term U.S. Government Fund	$10,000 - $50,000
	Thornburg Limited Term Income Fund	$10,000 - $50,000
	Thornburg Strategic Income Fund	Over $100,000
	Thornburg Limited Term Municipal Fund	$10,000 - $50,000

Susan H. Dubin	Thornburg Global Opportunities Fund	Over $100,000	Over $100,000
	Thornburg International Equity Fund	$50,001 - $100,000
	Thornburg Better World International Fund	$50,001 - $100,000
	Thornburg International Growth Fund	$50,001 - $100,000
	Thornburg Developing World Fund	Over $100,000
	Thornburg Investment Income Builder Fund	$50,001 - $100,000
	Thornburg Strategic Income Fund	$50,001 - $100,000
	Thornburg Small/Mid Cap Core Fund	$10,001- $50,000
	Thornburg Limited Term Income Fund	$50,001 - $100,000
	Thornburg Limited Term Municipal Fund	$50,001 - $100,000
	Thornburg Intermediate Municipal Fund	Over $100,000

David L. Gardner	Thornburg Global Opportunities Fund	Over $100,000	Over $100,000

Patrick J. Talamantes	Thornburg Global Opportunities Fund	$10,001 - $50,000	Over $100,000
	Thornburg Better World International Fund	$10,001 - $50,000
	Thornburg Investment Income Builder Fund	Over $100,000
	Thornburg Summit Fund	Over $100,000
	Thornburg Strategic Income Fund	$10,001 - $50,000

Owen D. Van Essen	Thornburg Global Opportunities Fund	Over $100,000	Over $100,000
	Thornburg International Equity Fund	Over $100,000
	Thornburg Better World International Fund	Over $100,000
	Thornburg International Growth Fund	Over $100,000
	Thornburg Developing World Fund	Over $100,000

	Thornburg Investment Income Builder Fund	Over $100,000
	Thornburg Summit Fund	Over $100,000
	Thornburg Strategic Income Fund	Over $100,000
	Thornburg Intermediate Municipal Fund	Over $100,000

James W. Weyhrauch	Thornburg Global Opportunities Fund	$50,001 - $100,000	Over $100,000
	Thornburg International Equity Fund	$50,001 - $100,000
	Thornburg Better World International Fund	$10,001 - $50,000
	Thornburg Developing World Fund	$10,001 - $50,000
	Thornburg Small/Mid Cap Core Fund	$10,001 - $50,000
	Thornburg Investment Income Builder Fund	Over $100,000
	Thornburg Summit Fund	Over $100,000
	Thornburg Strategic Income Fund	$50,001 - $100,000
	Thornburg Limited Term Municipal Fund	$10,001 - $50,000
	Thornburg Strategic Municipal Income Fund	$50,001 - $100,000

Interested Trustees

Name of Trustee or Nominee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies

Brian J. McMahon	Thornburg Global Opportunities Fund	Over $100,000	Over $100,000
	Thornburg International Equity Fund	Over $100,000
	Thornburg Better World International Fund	Over $100,000
	Thornburg International Growth Fund	Over $100,000
	Thornburg Developing World Fund	Over $100,000
	Thornburg Small/Mid Cap Core Fund	Over $100,000
	Thornburg Small/Mid Cap Growth Fund	Over $100,000
	Thornburg Investment Income Builder Fund	Over $100,000
	Thornburg Ultra Short Income Fund	Over $100,000
	Thornburg Short Duration Municipal Fund	Over $100,000
	Thornburg Limited Term Municipal Fund	Over $100,000
	Thornburg New Mexico Intermediate Municipal Fund	Over $100,000
	Thornburg Intermediate Municipal Fund	Over $100,000
	Thornburg Strategic Municipal Income Fund	Over $100,000

Garrett Thornburg	Thornburg Global Opportunities Fund	Over $100,000	Over $100,000
	Thornburg International Equity Fund	Over $100,000
	Thornburg Better World International Fund	Over $100,000
	Thornburg International Growth Fund	Over $100,000
	Thornburg Developing World Fund	Over $100,000
	Thornburg Small/Mid Cap Core Fund	Over $100,000
	Thornburg Small/Mid Cap Growth Fund	Over $100,000
	Thornburg Investment Income Builder Fund	Over $100,000
	Thornburg Summit Fund	Over $100,000
	Thornburg Limited Term Income Fund	Over $100,000
	Thornburg Strategic Income Fund	Over $100,000
	Thornburg Short Duration Municipal Fund	Over $100,000
	Thornburg Limited Term Municipal Fund	Over $100,000
	Thornburg New Mexico Intermediate Municipal Fund	Over $100,000
	Thornburg Strategic Municipal Income Fund	Over $100,000

EXHIBIT B

Outstanding Fund Shares as of the Record Date

On August 3, 2023, the record date for the determination of shareholders entitled to vote at the Meeting, there was an aggregate of approximately 2,507,188,163.480 shares entitled to vote, constituting all of the outstanding voting securities of the Trust, and the issued and outstanding shares for each class of each Fund were as follows:

Fund	Share Class	Number of Shares Outstanding
Thornburg Global Opportunities Fund	Class A	8,723,419.332
	Class C	1,481,179.291
	Class I	18,860,955.753
	Class R3	88,946.801
	Class R4	156,928.594
	Class R5	545,113.079
	Class R6	1,751,474.581

Thornburg International Equity Fund	Class A	16,935,640.474
	Class C	685,404.445
	Class I	60,085,754.913
	Class R3	5,034,039.356
	Class R4	3,774,870.196
	Class R5	4,443,392.468
	Class R6	12,599,529.423

Thornburg Better World International Fund	Class A	2,557,338.400
	Class C	390,620.264
	Class I	30,216,232.424

Thornburg International Growth Fund	Class A	4,109,249.789
	Class C	472,976.908
	Class I	28,300,570.224
	Class R3	210,698.962
	Class R4	326,123.801
	Class R5	996,287.419
	Class R6	3,213,447.834

Thornburg Developing World Fund	Class A	4,368,419.955
	Class C	693,602.259
	Class I	42,473,549.662
	Class R5	162,068.496
	Class R6	2,972,387.616

Thornburg Small/Mid Cap Core Fund	Class A	4,654,143.927
	Class C	103,919.720
	Class I	3,145,351.514
	Class R3	213,912.749
	Class R4	36,973.448
	Class R5	65,969.974

Thornburg Small/Mid Cap Growth Fund	Class A	5,634,811.208
	Class C	230,486.537
	Class I	3,998,220.550
	Class R3	590,361.178
	Class R4	35,245.286
	Class R5	286,372.400

Fund	Share Class	Number of Shares Outstanding
Thornburg Investment Income Builder Fund	Class A	174,027,440.438
	Class C	23,190,187.491
	Class I	298,244,826.452
	Class R3	915,953.661
	Class R4	472,259.849
	Class R5	974,984.633
	Class R6	8,821,975.806

Thornburg Summit Fund	Class A	536,828.108
	Class I	6,565,646.391

Thornburg Limited Term U.S. Government Fund	Class A	3,780,221.294
	Class C	322,536.766
	Class C2	73,241.673
	Class I	10,686,910.197
	Class R3	278,218.784
	Class R4	80,771.248
	Class R5	127,831.215

Thornburg Limited Term Income Fund	Class A	44,044,610.392
	Class C	12,084,130.887
	Class C2	628,470.646
	Class I	475,092,812.470
	Class R3	3,160,859.829
	Class R4	1,523,980.157
	Class R5	6,081,252.601
	Class R6	12,338,247.248

Thornburg Ultra Short Income Fund	Class A	2,460,254.145
	Class I	18,670,195.131

Thornburg Strategic Income Fund	Class A	24,638,722.825
	Class C	8,374,886.028
	Class I	561,868,035.961
	Class R3	59,402.022
	Class R4	261,205.899
	Class R5	5,639,340.248
	Class R6	12,180,748.868

Thornburg Short Duration Municipal Fund	Class A	1,163,015.240
	Class I	11,351,763.046

Thornburg Limited Term Municipal Fund	Class A	47,948,683.859
	Class C	4,776,216.777
	Class C2	293,001.001
	Class I	179,737,642.033

Thornburg California Limited Term Municipal Fund	Class A	5,372,712.831
	Class C	275,576.696
	Class C2	11,176.442
	Class I	17,466,892.173

Thornburg New Mexico Intermediate Municipal Fund	Class A	4,001,301.229
	Class D	762,885.154
	Class I	4,342,425.939

Thornburg New York Intermediate Municipal Fund	Class A	1,152,664.461
	Class I	1,053,460.314

Fund	Share Class	Number of Shares Outstanding
Thornburg Intermediate Municipal Fund	Class A	21,189,380.848
	Class C	1,313,494.904
	Class C2	117,762.441
	Class I	46,276,273.010

Thornburg Strategic Municipal Income Fund	Class A	4,651,848.592
	Class C	376,815.179
	Class I	17,332,456.762

Thornburg Capital Management Fund	Class I	141,844,415.03

Thornburg Municipal Managed Account Fund	Class I	543,318.946

EXHIBIT C

Significant Shareholders

Thornburg Global Opportunities Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 68% of the Class R6 shares of the Fund and held less than one percent of the Class A, Class C, Class I, Class R3, Class R4 or Class R5 shares of the Fund. As of June 30, 2023, Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506-8361, was the beneficial owner of approximately 63% of the Fund’s Class R6 shares. Shareholders that beneficially own more than 25% of the voting securities of a Fund could control the outcome of proposals presented to shareholders for approval. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5, or Class R6 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	12.71%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.50%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.09%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.23%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	7.18%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.27%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.42%
Class A shares	TD AMERITRADE INC. FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103	5.29%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	27.86%
Class C shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	12.54%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.95%

Class of Shares	Shareholder	% of Total Shares of Class
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.62%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.88%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.80%
Class C shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.10%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.43%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.99%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.65%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.77%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.37%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.14%
Class I shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.91%
Class I shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.91%
Class R3 shares	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	37.12%
Class R3 shares	FIIOC FBO WEBB WRITES LLC 401K PS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	11.54%
Class R3 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	6.38%

Class of Shares	Shareholder	% of Total Shares of Class
Class R3 shares	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC MIDDLETOWN SPRINKLER CO 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	5.95%
Class R4 shares	EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	29.70%
Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	24.04%
Class R4 shares	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.30%
Class R4 shares	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. ORPTHOPAEDIC AND SPORTS SPECIALISTS 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	5.10%
Class R5 shares	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	19.01%
Class R5 shares	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.50%
Class R5 shares	EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	13.03%
Class R5 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	12.61%
Class R5 shares	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5023	10.31%
Class R5 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	5.70%
Class R6 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	21.68%
Class R6 shares	PECOS RIVER MANAGEMENT INC TTEE UA DTD 12/27/2000 OPPENHEIMER DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	12.90%
Class R6 shares	THORNBURG FOUNDATION 2300 N RIDGETOP RD SANTA FE NM 87506-8361	12.78%

Class of Shares	Shareholder	% of Total Shares of Class
Class R6 shares	PECOS RIVER MANAGEMENT INC TTEE UA DTD 12/24/1994 THORNBURG DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	12.66%
Class R6 shares	GARRETT THORNBURG REVOCABLE LIVING TRUST DTD 07-27-90 2300 N RIDGETOP RD SANTA FE NM 87506-8361	12.52%
Class R6 shares	GARRETT THORNBURG TTEE THORNBURG FAMILY THOGX GRAT 2022 UA DTD 07/08/2022 2300 N RIDGETOP RD SANTA FE NM 87506-8361	7.94%
Class R6 shares	LLOYD J THORNBURG TTEE LLOYD J THORNBURG REVOCABLE TRUST UA DTD 05/14/2019 C/O THORNBURG INVESTMENT MANAGEMENT INC 2300 N RIDGETOP RD SANTA FE NM 87506-8361	7.69%

Thornburg International Equity Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 12% of the Class R6 shares of the Fund and held less than one percent of the Class A, Class C, Class I, Class R3, Class R4 or Class R5 shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5, or Class R6 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	22.19%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9.33%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.11%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.70%
Class A shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.31%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.01%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.52%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.40%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	20.55%
Class C shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	13.36%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.08%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12.67%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.61%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.59%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.45%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	27.45%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.99%
Class I shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	12.31%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.54%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.57%

Class of Shares	Shareholder	% of Total Shares of Class
Class R3 shares	DAVID TENBROECK & MARK STROGOFF HARTFORD INSURANCE CO SEPARATE ACCOUNT 401(K) PLAN PO BOX 2999 HARTFORD CT 06104-2999	27.80%
Class R3 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.99%
Class R3 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	7.55%
Class R3 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	6.53%
Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17.95%
Class R4 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.04%
Class R4 shares	VRSCO FBO AIGFSB CUST TTEE FBO STATE UNIV SYSTEM OF FLORIDA 403B 2929 ALLEN PKWY STE 16-20 HOUSTON TX 77019-7100	12.72%
Class R4 shares	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT GROUP 5900 O ST LINCOLN NE 68510-2234	6.33%
Class R4 shares	DAVID TENBROECK & MARK STROGOFF HARTFORD INSURANCE CO SEPARATE ACCOUNT 401(K) PLAN PO BOX 2999 HARTFORD CT 06104-2999	6.05%
Class R4 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	5.90%
Class R5 shares	MASSACHUSETTS MUTUAL INSURANCE COMPANY 1295 STATE ST SPRINGFIELD MA 01111-0001	18.88%
Class R5 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.80%
Class R5 shares	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	11.91%
Class R5 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	11.13%
Class R5 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.76%

Class of Shares	Shareholder	% of Total Shares of Class
Class R5 shares	EMPOWER TRUST FBO ENPOWER BENEFIT GRANDFATHERED PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.55%
Class R6 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.01%
Class R6 shares	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 719 SIKA CORPORATION 401(K) 201 POLITO AVE LYNDHURST NJ 07071-3601	10.52%
Class R6 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.71%
Class R6 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.46%
Class R6 shares	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.34%

Thornburg Better World International Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 8% of the Class I shares of the Fund and held less than one percent of the Class A or Class C shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	28.93%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.42%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.27%
Class A shares	TD AMERITRADE INC. FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103	5.23%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.81%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17.26%

Class of Shares	Shareholder	% of Total Shares of Class
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.82%
Class C shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.77%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.74%
Class C shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.12%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.52%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	13.01%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.94%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.62%
Class I shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.65%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.51%

Thornburg International Growth Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 37% of the Class R6 shares of the Fund and held less than one percent of the Class A, Class C, Class I, Class R3, Class R4 or Class R5 shares of the Fund. As of June 30, 2023, Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506-8361, was the beneficial owner of approximately 37% of the Fund’s Class R6 shares. Shareholders that beneficially own more than 25% of the voting securities of a Fund could control the outcome of proposals presented to shareholders for approval. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5, or Class R6 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	28.21%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	7.03%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.80%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.47%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.71%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.30%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	24.16%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22.42%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.19%
Class C shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS, MN 55401-7554	6.04%
Class C shares	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS, MN 55401-7554	5.63%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.28%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	58.42%
Class I shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.44%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.15%
Class I shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.12%

Class of Shares	Shareholder	% of Total Shares of Class
Class R3 shares	DGCT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	27.97%
Class R3 shares	ASCENSUS TRUST COMPANY FBO THREE WAY CHEVROLET CO. 401(K) PLAN 216238 PO BOX 10758 FARGO HD 58106-0758	10.74%
Class R3 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	9.46%
Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	52.37%
Class R4 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	13.58%
Class R4 shares	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	8.28%
Class R5 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	40.27%
Class R5 shares	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELY ST BOSTON MA 02116-5023	16.68%
Class R5 shares	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	8.46%
Class R6 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	32.55%
Class R6 shares	GARRETT THORNBURG REVOCABLE LIVING TRUST DTD 07-27-90 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	10.92%
Class R6 shares	THORNBURG FOUNDATION 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	7.00%
Class R6 shares	PECOS RIVER MANAGEMENT INC. TTEE UA DTD 12/27/2000 OPPENHEIMER DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	6.90%
Class R6 shares	PECOS RIVER MANAGEMENT INC. TTEE UA DTD 12/27/2000 THORNBURG DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	6.72%
Class R6 shares	LLOYD J THORNBURG TTEE, LLOYD J THORNBURG REVOCABLE LIVING TRUST C/O THORNBURG INVESTMENT MANAGEMENT INC. 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	5.88%

Class of Shares	Shareholder	% of Total Shares of Class
Class R6 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.41%

Thornburg Developing World Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 48% of the Class R6 shares of the Fund and held less than one percent of the Class A, Class C, Class I or Class R5 shares of the Fund. As of June 30, 2023, Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506-8361, was the beneficial owner of approximately 46% of the Fund’s Class R6 shares. Shareholders that beneficially own more than 25% of the voting securities of a Fund could control the outcome of proposals presented to shareholders for approval. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class I, Class R5, or Class R6 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	21.41%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.50%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.40%
Class A shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.03%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.80%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.16%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	33.19%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	30.83%
Class C shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	10.25%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.86%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36.59%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	21.14%
Class I shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.93%
Class I shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.84%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.30%
Class R5 shares	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	22.43%
Class R5 shares	FIIOC FBO RAILWORKS CORP INCENTIVE PLAN TTEE 401(K) PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	22.07%
Class R5 shares	EMPOWER TRUST FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.68%
Class R5 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.01%
Class R5 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.04%
Class R5 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	5.53%
Class R6 shares	GARRETT THORNBURG REVOCABLE LIVING TRUST DTD 07-27-90 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	10.59%
Class R6 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.22%
Class R6 shares	GARRETT THORNBURG TTEE, THRONBURG FAMILY TSUMX GRAT 2022 UA DTD 07/08/2022 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	9.91%
Class R6 shares	THORNBURG FOUNDATION 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	7.77%

Class of Shares	Shareholder	% of Total Shares of Class
Class R6 shares	PECOS RIVER MANAGEMENT INC. TTEE UA DTD 12/27/2000 OPPENHEIMER DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	7.66%
Class R6 shares	PECOS RIVER MANAGEMENT INC. TTEE UA DTD 12/27/2000 THORNBURG DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	7.55%

Thornburg Small/Mid Cap Core Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 17% of the Class I shares of the Fund and held less than one percent of the Class A, Class C, Class R3, Class R4, or Class R5 shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class I, Class R3, Class R4, or Class R5 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.21%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.59%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.98%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.24%
Class A shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.29%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.73%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.22%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.12%
Class A shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.04%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.72%

Class of Shares	Shareholder	% of Total Shares of Class
Class C shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.74%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.89%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.26%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.92%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.01%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.56%
Class C shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.39%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.79%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.97%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.92%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.90%
Class R3 shares	DAVID TENBROECK & MARK STROGOFF HARTFORD INSURANCE CO SEPARATE ACCOUNT 401(K) PLAN PO BOX 2999 HARTFORD CT 06104-2999	28.31%
Class R3 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.56%
Class R3 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	11.99%

Class of Shares	Shareholder	% of Total Shares of Class
Class R3 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	9.33%
Class R3 shares	EMPOWER TRUST FBO ENPOWER BENEFIT GRANDFATHERED PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.03%
Class R3 shares	MASSACHUSETTS MUTUAL INSURANCE COMPANY 1295 STATE ST SPRINGFIELD MA 01111-0001	5.80%
Class R4 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	72.89%
Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.08%
Class R4 shares	MATRIX TRUST COMPANY FBO DESIRING GOD MINISTRIES 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	5.62%
Class R5 shares	MASSACHUSETTS MUTUAL INSURANCE COMPANY 1295 STATE ST SPRINGFIELD MA 01111-0001	55.79%
Class R5 shares	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	29.26%
Class R5 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.72%

Thornburg Small/Mid Cap Growth Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 17% of the Class I shares of the Fund and held less than one percent of the Class A, Class C, Class R3, Class R4, or Class R5 shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class I, Class R3, Class R4, or Class R5 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.70%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.44%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.64%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.54%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.45%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.18%
Class A shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.06%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	18.86%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	16.48%
Class C shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.98%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.13%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.02%
Class I shares	WILLIAM V FRIES ELINOR HAMILL FRIES TTEES FRIES ASSET MANAGEMENT TRUST DTD 4/25/05 C/O THORNBURG INVESTMENT MANAGEMENT INC. 2300 N RIDGETOP ROAD SANTA FE, NM 87506-8361	17.33%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.51%
Class I shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.94%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.72%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.66%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.54%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.77%
Class R3 shares	DAVID TENBROECK & MARK STROGOFF HARTFORD INSURANCE CO SEPARATE ACCOUNT 401(K) PLAN PO BOX 2999 HARTFORD CT 06104-2999	31.36%
Class R3 shares	EMPOWER TRUST FBO ENPOWER BENEFIT GRANDFATHERED PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.31%
Class R3 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	7.84%
Class R3 shares	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	7.35%
Class R3 shares	MATRIX TRUST COMPANY TRUSTEE TRAILS WEST MANUFACTURING OF IDAHO 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.83%
Class R3 shares	ASCENSUS TRUST COMPANY FBO AG RISK SOLUTIONS RETIREMENT PLAN 83806 PO BOX 10758 FARGO HD 58106-0758	5.42%
Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	38.45%
Class R4 shares	DAVID TENBROECK & MARK STROGOFF HARTFORD INSURANCE CO SEPARATE ACCOUNT 401(K) PLAN PO BOX 2999 HARTFORD CT 06104-2999	37.04%
Class R4 shares	EMPOWER TRUST FBO EMPOWER BENEFIT PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	13.88%
Class R4 shares	MID ATLANTIC TRUST COMPANY FBO RADEMANN STONE & LANDSCAPE CO INC. 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4228	6.04%
Class R5 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	41.30%
Class R5 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	16.76%

Class of Shares	Shareholder	% of Total Shares of Class
Class R5 shares	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12.34%
Class R5 shares	MASSACHUSETTS MUTUAL INSURANCE COMPANY 1295 STATE ST SPRINGFIELD MA 01111-0001	7.58%
Class R5 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	7.36%
Class R5 shares	MATRIX TRUST COMPANY CUST. FBO EDMOND DOOR & PLYWOOD, INC. 401(K) 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.38%

Thornburg Investment Income Builder Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 2% of the Class I and 33% of the Class R6 shares of the Fund and held less than one percent of the Class A, Class C, Class R3, Class R4 or Class R5 shares of the Fund. As of June 30, 2023, Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506-8361, was the beneficial owner of approximately 30% of the Fund’s Class R6 shares. Shareholders that beneficially own more than 25% of the voting securities of a Fund could control the outcome of proposals presented to shareholders for approval. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5, or Class R6 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.29%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	14.64%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.35%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.02%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.21%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.60%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.85%

Class of Shares	Shareholder	% of Total Shares of Class
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	30.66%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.87%
Class C shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.53%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.77%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.24%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.45%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	14.89%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.11%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.92%
Class I shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.57%
Class I shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.34%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.59%
Class I shares	UBS WM USA SPEC CUSTODY ACCT BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.02%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.93%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.29%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.21%
Class R3 shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	23.42%
Class R3 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.61%
Class R3 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	12.09%
Class R4 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	36.09%
Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	13.85%
Class R4 shares	MATRIX TRUST COMPANY CUST. FBO MILE HIGH BEVERAGES, INC. 401(K) PR 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	11.17%
Class R4 shares	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.49%
Class R4 shares	MATRIX TRUST COMPANY CUST. FBO MCT, INC. 401(K) RETIREMENT PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.17%
Class R4 shares	MICHAEL KAMINSKI TRUSTEE VOYA RETIREMENT INSURANCE AND ANNUITY 401(K) PLAN 1 ORANGE WAY WINDSOR CT 06095-4773	5.45%
Class R5 shares	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	15.65%
Class R5 shares	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.60%
Class R5 shares	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A ST PAUL MN 55101-2099	6.55%
Class R5 shares	CBNA AS CUSTODIAN FBO ELLSWORTH COUNTY MEDICAL CENTER 6 RHOADS DRIVE STE 7 UTICA NY 13502-6317	6.45%

Class of Shares	Shareholder	% of Total Shares of Class
Class R6 shares	GARRETT THORNBURG REVOCABLE LIVING TRUST DTD 07-27-90 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	14.43%
Class R6 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.70%
Class R6 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	5.36%
Class R6 shares	BENEFIT TRUST COMPANY AS TTEE FBO CONTRA COSTA CC PO BOX 12765 OVERLAND PARK KS 66282-2765	5.12%

Thornburg Summit Fund

As of June 30, 2023, the officers and Trustees of the Trust, as a group, held approximately 54% of the Class I shares of the Fund and held less than one percent of the Class A shares of the Fund. As of June 30, 2023, Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506-8361, was the beneficial owner of approximately 48% of the Fund’s Class I shares. Shareholders that beneficially own more than 25% of the voting securities of a Fund could control the outcome of proposals presented to shareholders for approval. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	45.20%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29.23%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	26.93%
Class I shares	GARRETT THORNBURG REVOCABLE LIVING TRUST DTD 07-27-90 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	10.13%
Class I shares	PECOS RIVER MANAGEMENT INC. TTEE UA DTD 12/27/2000 OPPENHEIMER DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	9.65%
Class I shares	THORNBURG FOUNDATION 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	9.29%
Class I shares	PECOS RIVER MANAGEMENT INC. TTEE UA DTD 12/27/2000 THORNBURG DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	9.42%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	LLOYD J THORNBURG TTEE, LLOYD J THORNBURG REVOCABLE LIVING TRUST C/O THORNBURG INVESTMENT MANAGEMENT INC. 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	6.79%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.00%
Class I shares	GARRETT THORNBURG TTEE, THRONBURG FAMILY TSUMX GRAT 2022 UA DTD 07/08/2022 2300 N. RIDGETOP RD SANTA FE, NM 87506-8361	5.89%

Thornburg Limited Term U.S. Government Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 23% of the Class I shares of the Fund, and held less than 1% of the Class A, Class C, Class C2, Class R3, Class R4, or Class R5 shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class C2, Class I, Class R3, Class R4, or Class R5 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.92%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	11.73%
Class A shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.66%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.50%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.00%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.78%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22.91%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	14.21%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.55%

Class of Shares	Shareholder	% of Total Shares of Class
Class C shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.39%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.38%
Class C shares	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.95%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.88%
Class C2 shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	100.00%
Class I shares	THORNBURG FOUNDATION 2300 N RIDGETOP RD SANTA FE NM 87506-8361	22.39%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.58%
Class I shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	11.45%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.27%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	7.07%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.01%
Class R3 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	53.79%
Class R3 shares	RELIANCE TRUST CO FBO EMPOWER VARIOUS NON QUALIFIED RETIREMENT PO BOX 78446 ATLANTA GA 30357	15.02%
Class R3 shares	FIIOC FBO SPILLER ASSOCIATED FURNITURE STORES INC PROFIT SHARING PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	7.56%
Class R3 shares	FIIOC FBO EVANS MEATS INC 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	5.33%

Class of Shares	Shareholder	% of Total Shares of Class
Class R4 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	78.88%
Class R4 Shares	FIIOC FBO POLY-MED INC 401K 100 MAGELLAN WAY COVINGTON KY 41015-1987	19.15%
Class R5 shares	MID ATLANTIC TRUST COMPANY FBO T&R OIL 401(K) PROFIT SHARING PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	31.84%
Class R5 shares	EMPOWER TRUST FBO EMPOWER BENEFIT PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	13.74%
Class R5 shares	MID ATLANTIC TRUST COMPANY FBO ASSOCIATED MUSICIANS OF GREATE 401 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.39%
Class R5 shares	MATRIX TRUST COMPANY CUST FBO LYNDEX-NIKKEN INC PSP 717 17TH ST STE 1300 DENVER CO 80202-3304	9.14%
Class R5 shares	MID ATLANTIC TRUST COMPANY FBO HAYWORTH-MILLER FUNERAL HOME 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.80%
Class R5 shares	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	5.99%

Thornburg Limited Term Income Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 5% of the Class R6 shares of the Fund and held less than 1% of the Class A, Class C, Class C2, Class I shares, Class R3, Class R4, or Class R5 of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class C2, Class I, Class R3, Class R4, Class R5 or Class R6 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17.62%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.38%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	11.66%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.55%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.56%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.24%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.74%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	29.75%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.18%
Class C shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP8 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10.26%
Class C shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.89%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.51%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.14%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.22%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.09%
Class C shares	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.28%
Class C2 shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	100.00%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.65%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.01%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.67%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.38%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	8.34%
Class I shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	7.45%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.28%
Class I shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97L25 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.08%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.95%
Class R3 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	22.14%
Class R3 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	22.01%
Class R3 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.21%
Class R3 shares	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	10.06%
Class R3 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	5.62%
Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	75.60%
Class R4 Shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	9.08%

Class of Shares	Shareholder	% of Total Shares of Class
Class R5 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	19.20%
Class R5 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.67%
Class R5 shares	PRINCIPAL TRUST COMPANY FBO ARCTIC SLOPE REG CORP DEF COMP ATTN PLAN TRUSTEE PLAN 11 1013 CENTRE RD WILMINGTON DE 19805-1265	9.23%
Class R5 shares	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY YOUNT HYDE & BARBOUR PC 401(K) & PROFIT SHARING PLAN 35 IRON POINT CIR FOLSOM CA 95630-8587	6.42%
Class R5 shares	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5023	5.46%
Class R6 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	30.95%
Class R6 Shares	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	10.25%
Class R6 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	8.15%
Class R6 Shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.40%
Class R6 Shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.32%

Thornburg Ultra Short Income Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class I shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	66.60%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.06%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.05%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	30.61%
Class I shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	13.69%
Class I shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	13.65%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.92%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.71%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.02%

Thornburg Strategic Income Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 6% of the Class R6 shares of the Fund and held less than 1% of the Class A, Class C, Class I, Class R3, Class R4 or Class R5 shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5, or Class R6 shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15.81%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	14.09%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	12.60%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.37%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.04%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.11%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.20%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	30.23%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	20.92%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	18.03%
Class C shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.28%
Class C shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.46%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.29%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.54%
Class I shares	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.43%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.58%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.25%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.96%
Class I shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	6.59%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.52%
Class I shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.32%
Class I shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.45%
Class R3 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	23.42%
Class R3 shares	FIIOC FBO KENNETH T WASHKO DDS 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	22.53%
Class R3 shares	RELIANCE TRUST COMPANY FBO RETIREMENT PLANS SERVICED BY METLIF C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	19.53%
Class R3 shares	MID ATLANTIC TRUST COMPANY FBO BONETTI KOZERSKI STUDIO LLC 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	10.70%
Class R3 shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.66%
Class R4 shares	FIIOC FBO POLYMER VENTURES 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	26.38%
Class R4 shares	MICHAEL KAMINSKI TTEE VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 401(K) PLAN 1 ORANGE WAY WINDSOR CT 06095-4773	18.13%
Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	15.85%
Class R4 shares	ASCENSUS TRUST COMPANY FBO T & B SPORTS EMPLOYEE PROFIT SHARIN 217375 PO BOX 10758 FARGO ND 58106-0758	9.46%

Class of Shares	Shareholder	% of Total Shares of Class
Class R4 shares	STATE STREET BANK & TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	9.45%
Class R4 shares	MATRIX TRUST COMPANY CUST FBO T E M GROUP INC 717 17TH ST STE 1300 DENVER CO 80202-3304	5.71%
Class R5 shares	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	51.63%
Class R5 shares	RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	8.87%
Class R5 shares	EMPOWER TRUST FBO RECORDKEEPING FOR VARIOUS BENEFIT PLANS C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	7.05%
Class R5 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.91%
Class R6 shares	INSURANCE COMPANY SEPARATE AMERICAN UNITED LIFE AUL AMERICAN UNIT PO BOX 368 INDIANAPOLIS IN 46206-0368	13.44%
Class R6 shares	SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL GRP ID 636 1 FREEDOM VALLEY DR OAKS PA 19456-9989	12.77%
Class R6 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	12.64%
Class R6 shares	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	8.01%
Class R6 shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.86%

Thornburg Short Duration Municipal Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 73% of the Class I shares of the Fund, and held less than 1% of the Class A shares of the Fund. As of June 30, 2023, Garret Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506-8361, was the beneficial owner of approximately 73% of the Fund’s Class I shares. Shareholders that beneficially own more than 25% of the voting securities of a Fund could control the outcome of proposals presented to shareholders for approval. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	35.67%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	21.34%
Class A shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	17.86%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FEB CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	16.99%
Class I shares	GARRETT THORNBURG REVOCABLE LIVING TRUST DTD 07-27-90 2300 N RIDGETOP RD SANTA FE NM 87506-8361	39.67%
Class I shares	PECOS RIVER MANAGEMENT INC TTEE UA DTD 12/27/2000 OPPENHEIMER DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	19.24%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	19.16%
Class I shares	PECOS RIVER MANAGEMENT INC TTEE UA DTD 12/24/1994 THORNBURG DESCENDANTS TRUST PO BOX 2554 JACKSON WY 83001-2554	8.68%

Thornburg Limited Term Municipal Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 7% of the Class I shares of the Fund, and held less than 1% of the Class A, Class C or Class C2 shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class C2 or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	13.77%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.50%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.44%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.29%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.00%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973S8 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.91%
Class A shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.60%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	24.31%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	16.05%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.09%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.93%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.86%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.85%
Class C shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.81%
Class C2 shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	100.00%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.85%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	13.13%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.90%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.06%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.72%
Class I shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	6.52%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.02%
Class I shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	5.45%
Class I shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97L24 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.31%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5.21%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.03%

Thornburg California Limited Term Municipal Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held less than 1% of the Class A, Class C, Class C2 or Class I shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class C2 or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	28.08%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	18%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97AK2 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	12.49%
Class A shares	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0003	6.64%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.37%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.28%
Class C shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP8 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	19.63%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	18.68%
Class C shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	12.64%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.48%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.42%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.66%
Class C shares	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.41%
Class C shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.35%
Class C2 shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	100.00%
Class I shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	18.30%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	13.28%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.05%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.40%
Class I shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP8 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9.40%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.56%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.06%
Class I shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.02%

Thornburg New Mexico Intermediate Municipal Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 33% of the Class I shares of the Fund, and held less than 1% of the Class A or Class D shares of the Fund. As of June 30, 2023, Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506-8361, was the beneficial owner of approximately 30% of the Fund’s Class I shares. Shareholders that beneficially own more than 25% of the voting securities of a Fund could control the outcome of proposals presented to shareholders for approval. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class D or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	16.85%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.91%
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.22%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.72%
Class A shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.67%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.55%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 979F6 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.32%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.78%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	5.53%

Class of Shares	Shareholder	% of Total Shares of Class
Class D shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	29.35%
Class D shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	15.67%
Class D shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	13.26%
Class D shares	RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK PO BOX 78446 ATLANTA GA 30357	12.10%
Class D shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.61%
Class I shares	GARRETT THORNBURG REVOCABLE LIVING TRUST DTD 07-27-90 2300 N RIDGETOP RD SANTA FE NM 87506-8361	30.14%
Class I shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9.98%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.81%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.19%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.81%

Thornburg New York Intermediate Municipal Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class I shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.45%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97SB1 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	11.86%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.65%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9.22%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.08%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	20.99%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.93%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.94%
Class I shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	10.76%
Class I shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	7.90%
Class I shares	MICHAEL B JEFFERS TTEE MICHAEL B JEFFERS TRUST C/O THORNBURG INVESTMENT MANAGEMENT INC 2300 N RIDGETOP RD SANTA FE NM 87506-8361	7.18%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.53%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.38%

Thornburg Intermediate Municipal Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held less than 1% of the Class A, Class C, Class C2 or Class I shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C, Class C2 or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.38%

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.44%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	12.52%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.69%
Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.64%
Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97BW2 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	7.61%
Class A shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.97%
Class A shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.42%
Class A shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	5.27%
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	35.40%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	20.58%
Class C shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97BW2 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	11.49%
Class C shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	7.14%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.88%
Class C2 shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	100.00%
Class I shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97L27 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	20.90%

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.86%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.45%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.20%
Class I shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.84%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.74%

Thornburg Strategic Municipal Income Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 11% of the Class I shares of the Fund, and held less than 1% of the Class A or Class C shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C or Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	24.92%
Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17.40%
Class A shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	13.60%
Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	11.49%
Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.28%
Class A shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5.02%
Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	23.83%

Class of Shares	Shareholder	% of Total Shares of Class
Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17.68%
Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.62%
Class C shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.56%
Class C shares	UBS WM USA SPEC CUSTODY ACCT EXCEL BEN CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.55%
Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.55%
Class C shares	SHIRLEY M LUNDIN TTEE MARITAL DEDUCTION DECLARATION OF TRUST DTD 10/14/93 C/O THORNBURG INVESTMENT MANAGEMENT INC. 2300 N RIDGETOP ROAD SANTA FE, NM 87506-8361	5.54%
Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.42%
Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28.24%
Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	16.24%
Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.84%
Class I shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	5.63%
Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.30%

Thornburg Capital Management Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held less than 1% of the Class I shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	THORNBURG STRATEGIC INCOME FUND C/O THORNBURG INVESTMENT MANAGEMENT, INC. 2300 N. RIDGETOP ROAD SANTA FE, NEW MEXICO 87506	41.18%
Class I shares	THORNBURG INVESTMENT INCOME BUILDER FUND C/O THORNBURG INVESTMENT MANAGEMENT, INC. 2300 N. RIDGETOP ROAD SANTA FE, NEW MEXICO 87506	34.83%
Class I shares	THORNBURG INTERNATIONAL EQUITY FUND C/O THORNBURG INVESTMENT MANAGEMENT, INC. 2300 N. RIDGETOP ROAD SANTA FE, NEW MEXICO 87506	7.20%

Thornburg Municipal Managed Account Fund

As of June 30, 2023, the officers and Trustees of Thornburg Investment Trust, as a group, held less than 1% of the Class I shares of the Fund. As of June 30, 2023, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class I shares:

Class of Shares	Shareholder	% of Total Shares of Class
Class I shares	THORNBURG INVESTMENT MANAGEMENT INC ATTN CORPORATE ACCOUNTING 2300 N RIDGETOP RD SANTA FE NM 87506-8361	92.80%
Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.20%

PO Box 211230, Eagan, MN 55121-9984		VOTE BY
MAIL
1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

	VOTE ONLINE	1. Read the proxy statement and have the proxy card at hand.
2. Go to: www.proxyvotenow.com/thornburg
3. Follow the simple instructions.

	VOTE BY PHONE	1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free: 855-429-7276
3. Follow the simple instructions.

FUND NAME PRINTS HERE

  Please detach at perforation before mailing.

THORNBURG INVESTMENT TRUST

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 2, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) hereby appoints Nimish Bhatt, Curtis Holloway, Natasha Rippel, and each of them, each with full power of substitution, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Trust, which shall be held on October 2, 2023 at 10:00 a.m. Mountain Time at the offices of Thornburg Investment Management, Inc., 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, and at any and all adjournments thereof, and at the meeting to vote all shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this card.

If more than one of the proxies, or their substitutes, are present at the meeting or at any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all of the powers granted hereby. This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned; in the absence of instructions, this proxy will be voted for the election of all nominees.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box

above Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If an attorney, executor, guardian or in some representative capacity or as an officer of a corporation or other entity, please add title as such. If shares are held jointly, one or more joint owners should sign personally. By signing this proxy card, receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders

to be held on October 2, 2023.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/thornburg

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE

REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

  Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” all nominees.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE

NOMINEES.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS

FOLLOWS: ☒

1.	Election of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	(01)	Elizabeth (Lisa) D. Black	☐	☐	☐
	(02)	Sally Corning
	(03)	David L. Gardner
	(04)	Patrick J. Talamantes

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

2.	In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof.